UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21614

Eaton Vance Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2007

Item 1. Reports to Stockholders

Annual Report September 30, 2007

EATON VANCE
ENHANCED
EQUITY
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Enhanced Equity Income Fund as of September 30, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Lewis  R. Piantedosi

Eaton  Vance  Mgmt.

Walter A. Row, CFA

Eaton  Vance  Mgmt.

The Fund

•  Based on share price, Eaton Vance Enhanced Equity Income Fund (the Fund), a diversified, closed-end investment company traded on the New York Stock Exchange under the symbol EOI, had a total return of 5.04% for the year ended September 30, 2007. This return resulted from a decrease in share price to $19.44 on September 30, 2007, from $20.07 on September 30, 2006, plus the reinvestment of $1.644 per share in distributions.

•  Based on net asset value (NAV), the Fund had a total return of 15.04% for the same period. This return was the result of an increase in NAV per share to $21.11 on September 30, 2007, from $19.90 on September 30, 2006, plus the reinvestment of $1.644 per share in distributions.

•  For comparison, the S&P 500 Index, an unmanaged index commonly used to measure the performance of U.S. stocks, had a total return of 16.43% for the period. The Lipper Options Arbitrage/Options Strategies Funds Classication had a total return of 13.11% over the same period.(1)

Ronald M. Egalka

Rampart Investment Mgmt.

David R. Fraley

Rampart Investment Mgmt.

Management Discussion

•   Despite the effects of rising oil prices and a crisis in the housing market, the stock market posted healthy gains for the 12 months ended September 30, 2007. The best price gains among the 10 economic sectors that make up the S&P 500 Index were posted by the energy and materials sectors, which benefited from a robust global economy and rising commodity prices. The S&P 500 energy and basic materials components recorded returns of 43% and 36%, respectively, over the past 12 months.(2)

•  While all sectors of the S&P 500 Index posted gains for the past 12 months, the financials and consumer discretionary sectors recorded the smallest advances. These sectors were most impactedby deteriorating conditions in the housing market– the weakest link in the chain of US economic activity – and posted single-digit returns.(1)

•  The Fund’s holdings in health care stocks contributed the most to relative performance for the period, with strong stock selection accounting for the outperformance. A relative underweighting in the financials sector, combined with positive stock selection, was another major contributor to returns during the period, as was stock selection among holdings in the materials sector(2).

(1) It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(2) Holdings and industry weightings are subject to change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund has no current intention to utilize leverage, but may do so in the future through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Enhanced Equity Income Fund as of September 30, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

•  Being underweighted in the rebounding energy sector during the period proved to be a negative contributor to relative performance. The Fund’s underweighting in telecommunications services further restrained relative returns(1).

•  At September 30, 2007, the Fund had written call options on 69.1% of its equity holdings. Option premiums available from writing call options vary with investors’ expectation of the future volatility of the underlying asset. The expectation of volatility, or “implied volatility,” is the primary variable that drives the pricing of options. The implied volatility of equity options increased during 2007, spurred, in part, by difficulties in sub-prime mortgages and turmoil in the international markets. The Fund was able to “monetize” some of this volatility in the form of higher premiums during the year.

(1) Holdings and industry weightings are subject to change due to active management .

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance Enhanced Equity Income Fund as of September 30, 2007

FUND PERFORMANCE

performance

NYSE Symbol: EOI

Average Annual Total Returns (by share price, New York Stock Exchange)
One Year	5.04%
Life of Fund (10/29/04)	8.77

Average Annual Total Returns (at net asset value)
One Year	15.04%
Life of Fund (10/29/04)	11.88

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund has no current intention to utilize leverage, but may do so in the future through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Ten Largest Equity Holdings*

By total investments

Exxon Mobil Corp.	3.4%
Bank of New York Mellon Corp.	1.9
Bank of America Corp.	1.8
Apple Inc.	1.7
Microsoft Corp.	1.6
General Dynamics Corp.	1.6
Cisco Systems, Inc.	1.5
BHP Billiton Group ADR	1.4
Schering-Plough	1.4
Medtronic, Inc.	1.4

common stock sector allocation*

By total investments

* Fund information may not be representative of the Fund’s current or future investments and may change due to active management. The sector allocation and largest equity holdings are presented without the offsetting effect of the Fund’s written option positions at September 30, 2007.

Eaton Vance Enhanced Equity Income Fund as of September 30, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks(1) — 102.4%
Security	Shares	Value
Aerospace & Defense — 5.1%
Boeing Co.	72,117	$7,571,564
General Dynamics Corp.	166,920	14,099,732
Northrop Grumman Corp.	113,686	8,867,508
Precision Castparts Corp.	38,421	5,685,540
United Technologies Corp.	82,298	6,623,343
		$42,847,687
Auto Components — 1.1%
Johnson Controls, Inc.	76,049	$8,982,147
		$8,982,147
Beverages — 1.2%
PepsiCo, Inc.	141,991	$10,402,261
		$10,402,261
Biotechnology — 1.2%
Biogen Idec, Inc.(2)	76,783	$5,093,016
BioMarin Pharmaceutical, Inc.(2)	184,822	4,602,068
		$9,695,084
Capital Markets — 5.2%
Bank of New York Mellon Corp.	383,553	$16,930,029
Charles Schwab Corp.	454,453	9,816,185
Invesco PLC ADR	340,487	9,295,295
T. Rowe Price Group, Inc.	134,109	7,468,530
		$43,510,039
Chemicals — 4.2%
Airgas, Inc.	147,466	$7,613,670
E.I. du Pont de Nemours & Co.	218,387	10,823,260
Ecolab, Inc.	179,929	8,492,649
PPG Industries, Inc.	113,743	8,593,284
		$35,522,863
Communications Equipment — 2.5%
Cisco Systems, Inc.(2)	386,485	$12,796,518
Corning, Inc.	331,610	8,174,186
		$20,970,704

Security	Shares	Value
Computer Peripherals — 4.1%
Apple, Inc.(2)	98,591	$15,137,662
EMC Corp.(2)	420,330	8,742,864
International Business Machines Corp.	89,745	10,571,961
		$34,452,487
Consumer Finance — 0.8%
American Express Co.	107,500	$6,382,275
		$6,382,275
Diversified Financial Services — 2.7%
Bank of America Corp.	308,760	$15,521,365
CME Group, Inc.	11,382	6,685,218
		$22,206,583
Diversified Telecommunication Services — 1.2%
AT&T, Inc.	239,500	$10,133,245
		$10,133,245
Electric Utilities — 1.1%
E.ON AG ADR	152,148	$9,337,323
		$9,337,323
Electrical Equipment — 1.3%
Emerson Electric Co.	210,852	$11,221,543
		$11,221,543
Energy Equipment & Services — 4.2%
Diamond Offshore Drilling, Inc.	66,113	$7,489,942
Rowan Cos., Inc.	169,528	6,201,334
Schlumberger, Ltd.	104,918	11,016,390
Transocean, Inc.(2)	93,268	10,543,947
		$35,251,613
Food & Staples Retailing — 3.0%
Safeway, Inc.	188,499	$6,241,202
Sysco Corp.	246,583	8,775,889
Walgreen Co.	212,298	10,028,957
		$25,046,048

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Food Products — 2.2%
Cadbury Schweppes PLC ADR	136,785	$6,363,238
Kraft Foods, Inc., Class A	46,503	1,604,819
William Wrigley Jr. Co.	164,769	10,583,113
		$18,551,170
Health Care Equipment & Supplies — 5.6%
Edwards Lifesciences Corp.(2)	140,662	$6,936,043
Hospira, Inc.(2)	250,621	10,388,240
Medtronic, Inc.	219,888	12,403,882
Respironics, Inc.(2)	121,842	5,852,071
Zimmer Holdings, Inc.(2)	141,261	11,440,728
		$47,020,964
Hotels, Restaurants & Leisure — 2.6%
McDonald's Corp.	209,844	$11,430,203
Yum! Brands, Inc.	311,636	10,542,646
		$21,972,849
Household Products — 2.2%
Colgate-Palmolive Co.	123,484	$8,806,879
Procter & Gamble Co.	135,566	9,535,712
		$18,342,591
Industrial Conglomerates — 1.0%
General Electric Co.	208,693	$8,639,890
		$8,639,890
Insurance — 2.7%
Lincoln National Corp.	127,888	$8,436,771
Travelers Cos., Inc.	160,846	8,096,988
Willis Group Holdings, Ltd.	150,619	6,166,342
		$22,700,101
Internet Software & Services — 1.6%
Akamai Technologies, Inc.(2)	107,920	$3,100,542
Google, Inc., Class A(2)	17,408	9,875,036
		$12,975,578

Security	Shares	Value
IT Services — 1.3%
Paychex, Inc.	274,080	$11,237,280
		$11,237,280
Life Sciences Tools & Services — 1.4%
Thermo Fisher Scientific, Inc.(2)	195,523	$11,285,588
		$11,285,588
Machinery — 4.0%
Danaher Corp.	86,137	$7,124,391
Illinois Tool Works, Inc.	155,695	9,285,650
Oshkosh Truck Corp.	108,080	6,697,718
Parker Hannifin Corp.	93,030	$10,403,545
		$33,511,304
Media — 0.9%
Time Warner, Inc.	404,114	$7,419,533
		$7,419,533
Metals & Mining — 5.3%
Alcoa, Inc.	234,516	$9,174,266
BHP Billiton, Ltd. ADR	160,266	12,596,908
Freeport-McMoRan Copper & Gold, Inc.	100,829	10,575,954
Goldcorp, Inc.	398,640	12,182,438
		$44,529,566
Multiline Retail — 1.7%
J.C. Penney Company, Inc.	107,980	$6,842,693
Target Corp.	121,960	7,752,997
		$14,595,690
Multi-Utilities — 1.2%
Dominion Resources, Inc.	117,417	$9,898,253
		$9,898,253
Oil, Gas & Consumable Fuels — 10.2%
Anadarko Petroleum Corp.	179,729	$9,660,434
ConocoPhillips	97,510	8,558,453
Exxon Mobil Corp.	327,900	30,350,424
Hess Corp.	149,050	9,916,296
Occidental Petroleum Corp.	75,519	4,839,257
Suncor Energy, Inc.	92,217	8,743,094

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Western Refining, Inc.	107,811	$4,374,970
Williams Co., Inc.	267,544	9,112,549
		$85,555,477
Personal Products — 0.5%
Herbalife, Ltd.	98,446	$4,475,355
		$4,475,355
Pharmaceuticals — 4.5%
Allergan, Inc.	131,077	$8,450,534
Johnson & Johnson	167,521	11,006,130
Schering-Plough Corp.	398,047	12,590,227
Shire PLC ADR	73,860	5,464,163
		$37,511,054
Real Estate Investment Trusts (REITs) — 1.8%
AvalonBay Communities, Inc.	74,382	$8,781,539
Vornado Realty Trust	57,645	6,303,481
		$15,085,020
Semiconductors & Semiconductor Equipment — 4.6%
Applied Materials, Inc.	404,747	$8,378,263
Broadcom Corp., Class A(2)	144,149	5,252,790
Intel Corp.	220,758	5,708,802
Micron Technology, Inc.(2)	779,227	8,649,420
Texas Instruments, Inc.	284,807	10,421,088
		$38,410,363
Software — 3.2%
Microsoft Corp.	492,092	$14,497,030
Oracle Corp.(2)	368,317	7,974,063
VMware, Inc., Class A(2)	47,575	4,043,875
		$26,514,968
Specialty Retail — 0.9%
Staples, Inc.	332,272	$7,140,525
		$7,140,525

Security	Shares	Value
Textiles, Apparel & Luxury Goods — 1.2%
Nike, Inc., Class B	173,793	$10,194,697
		$10,194,697
Thrifts & Mortgage Finance — 0.8%
Fannie Mae	103,500	$6,293,835
		$6,293,835
Tobacco — 1.0%
Altria Group, Inc.	124,321	$8,644,039
		$8,644,039
Wireless Telecommunication Services — 1.1%
Alltel Corp.	48,778	$3,398,851
NII Holdings, Inc., Class B(2)	75,006	6,161,743
		$9,560,594
Total Common Stocks (identified cost $794,448,451)		$858,028,186
Short-Term Investments — 3.0%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 5.01%(3)	24,954	$24,953,841
Total Short-Term Investments (identified cost $24,953,841)		$24,953,841
Total Investments — 105.4% (identified cost $819,402,292)		$882,982,027

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Covered Call Options Written — (3.9%)
Type of Contract	Number of Contracts	Premium Received	Value
Airgas, Inc., Expires 01/19/08, Strike 50.00	1,456	$338,034	$(626,080)
Akamai Technologies, Inc., Expires 11/17/07, Strike 35.00	520	105,288	(39,000)
Alcoa Inc., Expires 11/17/07, Strike 37.50	1,160	208,333	(394,400)
Allergan, Inc., Expires 01/19/08, Strike 62.50	1,295	536,640	(647,500)
Alltel Corp., Expires 01/19/08, Strike 70.00	481	58,729	(72,150)
Altria Group, Inc., Expires 12/22/07, Strike 70.00	295	64,044	(70,505)
American Express Co., Expires 10/20/07, Strike 62.50	1,075	249,504	(43,000)
Anadarko Petroleum Corp., Expires 11/17/07, Strike 50.00	1,130	284,869	(565,000)
Apple, Inc., Expires 10/20/07, Strike 160.00	850	507,527	(231,200)
Applied Materials, Inc., Expires 10/20/07, Strike 22.50	3,998	334,228	(39,980)
AT&T, Inc., Expires 10/20/07, Strike 40.00	1,555	329,810	(373,200)
AvalonBay Community, Expires 01/19/08, Strike 120.00	415	260,242	(313,325)
Bank of America Corp., Expires 11/17/07, Strike 50.00	3,050	433,398	(570,350)
Bank of New York Mellon, Expires 12/22/07, Strike 42.50	1,495	354,459	(515,775)
BHP Billiton Ltd., Expires 11/17/07, Strike 67.50	660	230,732	(811,800)
Biogen Idec, Inc., Expires 01/19/08, Strike 65.00	540	298,129	(307,800)
Biomarin Pharmacy, Inc., Expires 01/19/08, Strike 22.50	1,395	456,297	(683,550)
Boeing Co., Expires 11/17/07, Strike 100.00	505	192,074	(348,450)
Broadcom Corp., Expires 11/17/07, Strike 35.00	885	154,961	(246,030)
Charles Schwab Corp., Expires 12/22/07, Strike 20.00	1,715	286,572	(445,900)
Cisco Systems, Inc., Expires 01/19/08, Strike 32.50	2,795	648,709	(698,750)

Type of Contract	Number of Contracts	Premium Received	Value
CME Group Inc., Expires 12/22/07, Strike 560.00	65	$189,189	$(341,250)
Colgate-Palmolive Co., Expires 11/17/07, Strike 70.00	1,220	250,218	(323,300)
ConocoPhillips, Expires 01/19/08, Strike 90.00	730	308,880	(302,950)
Corning, Inc., Expires 11/17/07, Strike 25.00	2,305	327,535	(292,735)
Danaher Corp., Expires 12/22/07, Strike 80.00	851	312,397	(510,600)
Diamond Offshore, Inc., Expires 12/22/07, Strike 95.00	340	289,710	(693,600)
Dominion Resources, Inc., Expires 01/19/08, Strike 90.00	775	210,874	(139,500)
E.I. du Pont de Nemours & Co., Expires 10/20/07, Strike 47.50	715	152,629	(168,025)
E.I. du Pont de Nemours & Co., Expires 10/20/07, Strike 52.50	885	139,031	(13,275)
Ecolab, Inc., Expires 10/20/07, Strike 45.00	820	110,370	(211,150)
Edwards Lifesciences Corp., Expires 11/17/07, Strike 50.00	680	84,727	(90,100)
Emerson Electric Co., Expires 12/22/07, Strike 50.00	2,083	301,155	(999,840)
Exxon Mobil Corp., Expires 10/20/07, Strike 90.00	2,425	821,404	(945,750)
Fannie Mae, Expires 12/22/07, Strike 70.00	1,035	517,989	(72,450)
Freeport-McMoRan Copper & Gold Inc., Exp 11/17/07, Strike 100.00	530	332,358	(524,700)
General Dynamics Corp., Expires 11/17/07, Strike 80.00	1,065	311,082	(724,200)
GoldCorp, Inc., Expires 01/19/08, Strike 30.00	2,355	383,388	(772,440)
Google, Inc., Expires 12/22/07, Strike 570.00	130	344,118	(379,600)
Herbalife Ltd., Expires 11/17/07, Strike 40.00	625	145,110	(400,000)
Hess Corp., Expires 11/17/07, Strike 60.00	1,055	334,535	(822,900)
Hospira, Inc., Expires 11/17/2007, Strike 40.00	1,290	144,607	(335,400)
Illinois Tool Works, Inc., Expires 12/22/07, Strike 60.00	1,538	318,515	(461,400)

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Type of Contract	Number of Contracts	Premium Received	Value
Intel Corp., Expires 01/19/08, Strike 27.50	2,181	$251,029	$(224,643)
International Business Machines Corp., Expires 10/20/07, Strike 120.00	886	382,835	(168,340)
JCPenney, Expires 11/17/07, Strike 65.00	600	259,256	(186,000)
Johnson & Johnson , Expires 01/19/08, Strike 65.00	1,655	280,684	(455,125)
Johnson Controls, Inc., Expires10/20/07, Strike 115.00	440	241,209	(250,800)
Lincoln National Corp., Expires 01/19/08, Strike 65.00	785	280,319	(353,250)
McDonald's Corp., Expires 12/22/07, Strike 55.00	1,125	269,546	(202,500)
Medtronic, Inc., Expires 11/17/07, Strike 55.00	1,195	253,456	(304,725)
Micron Technology, Inc., Expires 10/20/07, Strike 12.00	3,985	476,599	(79,700)
Microsoft Corp., Expires 10/20/07, Strike 30.00	2,840	343,919	(96,560)
Nike, Inc., Expires 10/20/07, Strike 57.50	705	163,628	(141,000)
Nll Holdings, Inc., Expires 12/22/07, Strike 80.00	465	228,846	(353,400)
Northrop Grumman Corp., Expires 11/17/07, Strike 80.00	1,123	238,185	(168,450)
Occidental Petroleum Corp., Expires 11/17/07, Strike 60.00	495	156,962	(287,100)
Oracle Corp., Expires 12/22/07, Strike 22.50	3,683	353,931	(294,640)
Parker Hannifin Corp., Expires 11/17/07, Strike 105.00	919	432,061	(827,100)
Paychex, Inc., Expires 12/22/07, Strike 45.00	1,480	306,503	(65,120)
PepsiCo, Inc., Expires 01/19/08, Strike 70.00	1,402	462,807	(715,020)
PPG Industries, Inc., Expires 11/17/07, Strike 75.00	715	222,047	(210,925)
Precision Castparts Corp., Expires 12/22/07, Strike 135.00	325	343,552	(637,000)
Proctor & Gamble Co., Expires 01/19/08, Strike 70.00	1,339	190,269	(407,056)
Respironics, Inc., Expires 01/19/08, Strike 50.00	1,203	291,242	(240,600)

Type of Contract	Number of Contracts	Premium Received	Value
Rowan Cos., Expires 01/19/08, Strike 37.50	845	$251,046	$(232,375)
Safeway, Inc., Expires 12/22/07, Strike 35.00	1,862	208,727	(251,370)
Scherng-Plough Corp., Expires 11/17/07, Strike 30.00	3,932	430,940	(943,680)
Schlumberger, Ltd., Expires 11/17/07, Strike 95.00	903	408,240	(1,109,787)
Shire PLC ADR, Expires 01/19/08, Strike 80.00	729	398,830	(229,635)
Staples, Inc., Expires 12/22/07, Strike 22.50	1,205	168,215	(96,400)
Suncor Energy, Inc., Expires 12/22/07, Strike 100.00	730	333,678	(292,000)
T. Rowe Price Group, Expires 01/19/08, Strike 55.00	915	319,888	(407,175)
Target Corp., Expires 01/19/08, Strike 65.00	645	339,974	(270,900)
Texas Instrument, Inc., Expires 10/20/07, Strike 37.50	2,030	265,134	(93,380)
Thermo Fisher Scientific, Inc., Expires 12/22/07, Strike 60.00	1,955	316,901	(342,125)
Time Warner, Inc., Expires 10/20/07, Strike 20.00	1,895	167,894	(9,475)
Transocean, Inc., Expires 11/17/07, Strike 105.00	921	457,868	(957,840)
Travelers Group, Inc., Expires 01/19/08, Strike 50.00	1,020	366,786	(341,700)
United Technologies, Inc., Expires 11/17/07, Strike 75.00	813	257,798	(536,580)
VMware, Inc. Class A, Expires 01/19/08, Strike 80.00	230	271,879	(308,200)
Vornado Realty Trust, Expires 12/22/07, Strike 110.00	280	139,186	(158,200)
Walgreen Co., Expires 10/20/07, Strike 45.00	1,480	243,604	(381,840)
Western Refining, Inc., Expires 12/22/07, Strike 50.00	370	145,075	(51,800)
William Wrigley Jr. Co., Expires 12/22/07, Strike 60.00	1,050	374,949	(582,750)
Williams Co., Expires 11/17/07, Stike 32.50	2,643	441,638	(713,610)
Willis Group Holdings, Ltd., Expires 10/20/07, Strike 45.00	1,488	64,980	(14,880)

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Type of Contract	Number of Contracts	Premium Received	Value
Yum! Brands Inc., Expires 10/20/07, Strike 32.50	2,035	$293,483	$(356,125)
Zimmer Holdings, Inc., Expires 12/22/07, Strike 80.00	400	226,837	(188,000)

Total Covered Call Options Written (premiums received $25,984,835)	$(33,107,791)
Other Assets, Less Liabilities — (1.5)%	$(12,289,983)
Net Assets — 100.0%	$837,584,253

ADR - American Depository Receipt

(1)  A portion of each common stock holding has been segregated as collateral for its corresponding options written.

(2)  Non-income producing security.

(3)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2007.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of September 30, 2007

Assets
Unaffiliated investments, at value (identified cost, $794,448,451)	$858,028,186
Affiliated investment, at value (identified cost, $24,953,841)	24,953,841
Receivable for investments sold	30,548,260
Dividends and interest receivable	899,158
Interest receivable from affiliated investment	222,521
Total assets	$914,651,966
Liabilities
Payable for investments purchased	$43,097,809
Written options outstanding, at value (premiums received $25,984,835)	33,107,791
Payable to affiliate for investment advisory fees	655,220
Payable for option premiums	15,744
Accrued expenses	191,149
Total liabilities	$77,067,713
Net Assets applicable to common shares	$837,584,253
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 39,685,160 shares issued and outstanding	$396,852
Additional paid-in capital	757,268,732
Undistributed net realized gain (computed on the basis of identified cost)	22,042,095
Undistributed net investment income	1,419,795
Net unrealized appreciation (computed on the basis of identified cost)	56,456,779
Net Assets applicable to common shares	$837,584,253
Net Asset Value Per Common Share
($837,584,253 ÷ 39,685,160 common shares issued and outstanding)	$21.11

Statement of Operations

For the Year Ended
September 30, 2007

Investment Income
Dividends (net of foreign taxes, $47,810)	$9,854,151
Interest	274,620
Interest income allocated from affiliated investment	1,945,642
Expenses allocated from affliated investment	(180,908)
Total investment income	$11,893,505
Expenses
Investment adviser fee	$8,024,600
Trustees' fees and expenses	25,630
Custodian fee	290,862
Printing and postage	174,733
Transfer and dividend disbursing agent fees	66,649
Legal and accounting services	54,781
Miscellaneous	73,564
Total expenses	$8,710,819
Deduct — Reduction of custodian fee	$35
Total expense reductions	$35
Net expenses	$8,710,784
Net investment income	$3,182,721
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$49,517,289
Written options	28,263,349
Disposal of options in violation of restrictions	32
Foreign currency transactions	306
Net realized gain	$77,780,976
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$34,960,585
Written options	(2,987,371)
Net change in unrealized appreciation (depreciation)	$31,973,214
Net realized and unrealized gain	$109,754,190
Net increase in net assets from operations	$112,936,911

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended September 30, 2007	Year Ended September 30, 2006
From operations — Net investment income	$3,182,721	$3,681,760
Net realized gain from investment transactions, written option transactions, disposal of options in violation of restrictions and foreign currency transactions	77,780,976	65,992,496
Net change in unrealized appreciation (depreciation) from investments and written options.	31,973,214	(7,213,387)
Net increase in net assets from operations	$112,936,911	$62,460,869
Distributions to common shareholders — From net investment income	$(1,520,909)	$(3,667,055)
From net realized gain	(63,633,020)	(61,234,379)
Total distributions to shareholders	$(65,153,929)	$(64,901,434)
Capital share transactions — Reinvestment of distributions to shareholders	$3,323,770	$1,476,201
Net increase in net assets from capital share transactions	$3,323,770	$1,476,201
Net increase (decrease) in net assets	$51,106,752	$(964,364)
Net Assets
At beginning of year	$786,477,501	$787,441,865
At end of year	$837,584,253	$786,477,501
Undistributed net investment income included in net assets
At end of year	$1,419,795	$—

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended September 30,
	2007(1)		2006(1)		2005(1)(2)
Net asset value — Beginning of year	$19.900		$19.960		$19.100	(3)
Income (loss) from operations
Net investment income	$0.080		$0.093		$0.051
Net realized and unrealized gain	2.774		1.491		2.061
Total income from operations	$2.854		$1.584		$2.112
Less distributions
From net investment income	$(0.038)		$(0.093)		$(0.051)
From net realized gain	(1.606)		(1.551)		(1.182)
Total distributions	$(1.644)		$(1.644)		$(1.233)
Common share offering costs	$—		$—		$(0.019)
Net asset value — End of period	$21.110		$19.900		$19.960
Market value — End of period	$19.440		$20.070		$19.890
Total Investment Return on Net Asset Value(6)	15.04	%(4)	8.46	%(5)	11.24	%(7)(9)
Total Investment Return on Market Value(6)	5.04%		9.77%		10.85	%(7)(9)
Ratios/Supplemental Data
Net assets at end of year (000's omitted)	$837,584		$786,478		$787,442
Ratios (As a percentage of average net assets applicable to common shares):
Expenses before custodian fee reduction	1.08%		1.09%		1.09	%(8)
Expenses after custodian fee reduction	1.08%		1.09%		1.09	%(8)
Net investment income	0.39%		0.47%		0.28	%(8)
Portfolio Turnover	195%		84%		84%

(1)  Per share net investment income was computed using average common shares outstanding.

(2)  For the period from the start of business, October 29, 2004, to September 30, 2005.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(4)  During the year ended September 30, 2007, the Fund realized a gain on the closing out of a written options position that did not meet investment guidelines. The gain was less than $0.01 per share and had no effect on total return for the year ended September 30, 2007.

(5)  During the year ended September 30, 2006, the investment adviser reimbursed the Fund for a net realized loss incurred from the closing out of a written options position that did not meet the Fund's investment guidelines. The reimbursement was less than $0.01 per share and had no net effect on total return for the year ended September 30, 2006.

(6)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(7)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported.

(8)  Annualized.

(9)  Not annualized.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Enhanced Equity Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated August 11, 2004. The Fund's primary investment objective is to provide current income, with a secondary objective of capital appreciation. The Fund will pursue its investment objectives by investing primarily in a portfolio of large- and mid-capitalization common stocks, seeking to invest primarily in companies with above-average growth and financial strength. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by selling covered call options on a substantial portion of its portfolio securities. The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principals generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost calculation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

D  Written Options — Upon the writing of a call or a put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies

Eaton Vance Enhanced Equity Income Fund as of September 30, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on securities sold are determined on the basis of identified cost. Distributions to shareholders are recorded on the ex-dividend date.

I  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

2  Distribution to Shareholders

The Fund intends to make regular monthly distributions sourced form the Fund's cash available for distribution. "Cash available for distribution" will consist of the Fund's dividends and interest income after payment of Fund expenses, net option premiums, and net realized and unrealized gains on stock investments. The Fund's annual distributions will likely differ from annual net investment income. The investment income of the Fund will consist of all dividend and interest income accrued on portfolio investments, short-term capital gain (including short-term gains on option positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. If the Fund's total monthly distributions in any year exceed the amount of its net investment income for the year, any such excess would be characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gain dividend. Distributions in any year may include a return of capital component. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. The final determination of tax characteristics of the Fund's distributions will occur after the end of the year, at which time it will be reported to the shareholders. As portfolio and market conditions change, the rate of distributions and the Fund's distributions and the Fund's distribution policy could change. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of the distributions paid for the year ended September 30, 2007 and September 30, 2006 was as follows:

	Year Ended September 30,
	2007	2006
Distributions declared from:
Ordinary Income	$54,334,537	$59,489,847
Long-Term Capital Gain	$10,819,392	$5,411,587

Eaton Vance Enhanced Equity Income Fund as of September 30, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

During the year ended September 30, 2007, accumulated net undistributed income was decreased by $242,017 and accumulated net realized gain on investments was increased by $242,017, primarily due to differences between book and tax accounting for investments. These reclassifications had no effect on the net assets or the net asset value per share of the Fund.

As of September 30, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed income	$8,718,980
Undistributed long-term capital gain	$14,729,634
Unrealized appreciation	$56,470,055

The difference between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in partnerships. In addition, distributions from short-term capital gains are considered to be ordinary income for tax purposes.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM, as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount of 1.00% annually of average daily gross assets of the Fund.

The portion of the advisory fees payable by Cash Management on the Fund's investment of cash therein is credited against the Fund's advisory fees. For the year ended September 30, 2007, the Fund's advisory fee totaled $8,200,615 of which $176,015 was allocated from Cash Management and $8,024,600 was paid or accrued directly by the Fund. For the year ended September 30, 2007, the Fund's advisory fee, including the portion allocated from Cash Management, was 1.00% of the Fund's average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund's options strategy to Rampart Investment Management Company (Rampart). EVM pays Rampart a portion of the advisory fee for sub-advisory services provided to the Fund. EVM serves as administrator to the Fund, but currently receives no compensation for providing administrative services to the Fund.

The Adviser has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Fund portfolio transactions that is consideration for third-party research services. For the year ended September 30, 2007, the Investment Adviser had no such reductions.

During the year ended September 30, 2007 the Fund realized a gain of $32 due to the closing out of a written options position that did not meet investment guidelines.

Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2007, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organization.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,577,775,199 and $1,586,384,734, respectively, for the year ended September 30, 2007.

5  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at September 30, 2007, as computed on a federal income tax basis, were as follows:

Aggregate cost	$819,389,016
Gross unrealized appreciation	$67,618,838
Gross unrealized depreciation	(4,025,827)
Net unrealized appreciation	$63,593,011

6  Common Shares

Shares issued pursuant to the Fund's dividend reinvestment plan for the years ended September 30, 2007 and September 30, 2006 were as follows:

	Year Ended September 30,
	2007	2006
Issued to shareholders electing to receive payments of distributions in Fund shares	162,957	74,913
Net increase	162,957	74,913

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These

Eaton Vance Enhanced Equity Income Fund as of September 30, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2007 is included in the Portfolio of Investments.

Written call options activity for the year ended September 30, 2007 was as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of year	121,044	$24,036,509
Options written	486,181	92,994,737
Options terminated in closing purchase transactions	(428,409)	(77,312,393)
Options expired	(68,107)	(13,734,018)
Outstanding, end of year	110,709	$25,984,835

At September 30, 2007, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Enhanced Equity Income Fund as of September 30, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Enhanced Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Enhanced Equity Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years then ended and for the period from the start of business, October 29, 2004, to September 30, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Enhanced Equity Income Fund as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years then ended and for the period from the start of business, October 29, 2004, to September 30, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 15, 2007

Eaton Vance Enhanced Equity Income Fund as of September 30, 2007

OTHER MATTERS (Unaudited)

The Fund held its Annual Meeting of Shareholders on July 20, 2007. The following action was taken by the shareholders:

Item 1: The election of Norton H. Reamer, Lynn A. Stout and Ralph F. Verni as Class III Trustees of the Fund for a three-year term expiring in 2010; the election of Thomas E. Faust Jr. and Allen R. Freedman as Class I Trustees of the Fund for a one-year term expiring in 2008; and the election of Heidi L. Steiger as a Class II Trustee for a two-year term expiring in 2009.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld
Norton H. Reamer	36,341,427	316,356
Lynn A. Stout	36,362,795	294,988
Ralph F. Verni	36,359,950	297,833
Heidi L. Steiger	36,360,864	296,919
Thomas E. Faust Jr.	36,361,422	296,361
Allen R. Freedman	36,354,340	303,443

Eaton Vance Enhanced Equity Income Fund as of September 30, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $9,633,487, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate Shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2007 ordinary dividends, 14.95% qualifies for the corporate dividends received deduction.

Capital Gains Distributions. The Fund designates $10,819,392 as long-term capital gain distributions.

Eaton Vance Enhanced Equity Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, PFPC Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-800-331-1710.

Eaton Vance Enhanced Equity Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Enhanced Equity Income Fund
c/o PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of September 30, 2007, our records indicate that there are 45 registered shareholders and approximately 39,062 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange symbol is EOI.

Eaton Vance Enhanced Equity Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the

Eaton Vance Enhanced Equity Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

Board met eleven times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met thirteen , fourteen and nine times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Enhanced Equity Income Fund (the "Fund"), and Eaton Vance Management (the "Adviser") and the sub-advisory agreement with Rampart Investment Management Company, Inc. (the "Sub-adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory and sub-advisory agreements for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and sub-advisory agreements of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser's and the Sub-adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in particular foreign markets or industries. Specifically, the Board considered the Adviser's in-house research capabilities as well as other resources available to personnel of the Adviser, including research services. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. With respect to the Sub-adviser, the Board considered the Sub-adviser's business reputation and its options strategy and its past experience in implementing this strategy.

The Board reviewed the compliance programs of the Adviser and Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser, Sub-adviser and their respective affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreements.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the year ended

Eaton Vance Enhanced Equity Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

September 30, 2006 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the Fund's management fee and total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fee charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and, if applicable, its affiliates in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser's profitability in managing the Fund was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Enhanced Equity Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Enhanced Equity Fund (the Fund) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Fund hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and Vice President	Trustee until 2008. 3 years. Trustee and Vice President since 2004.	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies in the Eaton Vance Fund Complex. Mr. Faust is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Fund.	176	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Until 2008. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	176	None

Allen R. Freedman 4/3/40	Trustee	Until 2008. 3 years. Trustee since 2007.	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	175	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries).

William H. Park 9/19/47	Trustee	Until 2009. 3 years. Trustee since 2004.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2009. 3 years. Trustee since 2004.	Professor of Law, Georgetown University Law Center.	176	None

Norton H. Reamer 9/21/35	Trustee	Until 2010. 3 years. Trustee since 2004.	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	176	None

Eaton Vance Enhanced Equity Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Until 2009. 3 years. Trustee since 2007.	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Until 2010. 3 years. Trustee since 2004.	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007. Trustee until 2010. 3 years. Trustee since 2005.	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 10/26/57	President	Since 2004	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

Lewis R. Piantedosi 8/10/65	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 5 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2004	Director of Equity Research and a Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer of EVC, EVM and BMR, and Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

In accordance with Section 303A, 12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on August 7, 2007. The Fund has also filed its CEO and CFO certifications required by Section 302 of the Sarbanes-Oxley Act with the SEC as an exhibit to its most recent Form N-CSR.

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Investment Adviser and Administrator of Eaton Vance Enhanced Equity Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Adviser of Eaton Vance Enhanced Equity Income Fund
Rampart Investment Management

One International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 43027
Providence, RI 02940-3027
(800) 331-1710

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Enhanced Equity Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2285-11/07  CE-EEIFSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2006 and September 30, 2007 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	9/30/06	9/30/07

Audit Fees	$39,670	$46,420

Audit-Related Fees(1)	0	0

Tax Fees(2)	16,350	16,922

All Other Fees(3)	0	0

Total	$56,020	$63,342

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

 (e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal year ended September 30, 2006 and the fiscal year ended September 30, 2007; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	9/30/06	9/30/07

Registrant	$16,350	$16,922

Eaton Vance(1)	$72,100	$289,446

(1) The Investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair),

William H. Park, Lynn A. Stout, Heidi L. Steiger and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the

Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Walter A. Row, Lewis R. Piantedosi and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments, providing the sub-adviser with research support and supervising the performance of the sub-adviser, Rampart Investment Management Company, Inc. (“Rampart”). Mr. Row and Mr. Piantedosi are the portfolio managers responsible for the day-to-day management of EVM’s responsibilities with respect to the Fund’s investment portfolio.   Mr. Row is a Vice President and the Director of Equity Research at EVM.  He is a member of EVM’s Equity Strategy Committee, manages other Eaton Vance registered investment companies and has been an equity analyst and member of EVM’s equity research team since 1996.  Mr. Piantedosi is a Vice President of EVM. He is a member of EVM’s Equity Strategy Committee and co-manager of other Eaton Vance registered investment companies. He first joined Eaton Vance’s equity group in 1999.

Ronald M. Egalka and David R. Fraley are responsible for the development and implementation of Rampart’s options strategy utilized in managing the Fund. Mr. Egalka has been with Rampart since 1983 and is its President and CEO.  Mr. Fraley is Managing Director/Manager of Marketing and Client Service at Rampart.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Walter A. Row
Registered Investment Companies	8	$9,880.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Lewis R. Piantedosi
Registered Investment Companies	4	$7,090.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Ronald M. Egalka
Registered Investment Companies	7	$8,508.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	392	$1,172.5	0	$0
David R. Fraley
Registered Investment Companies	2	$1,795.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	392	$1,172.5	0	$0

*In millions of dollars.  For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Walter A. Row	$10,001-$50,000
Lewis R. Piantedosi	None
Ronald M. Egalka	$10,001-$50,000
David R. Fraley	$10,001-$50,000

Potential for Conflicts of Interest.  The portfolio managers manage multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.   In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  EVM and the sub-adviser have adopted policies and procedures that they believe are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Rampart

The identified Rampart portfolio managers are founding shareholders of Rampart. The compensation of the portfolio managers has two primary components: (1) a base salary, and (2) an annual cash bonus. There are also certain retirement, insurance and other benefits that are broadly available to all Rampart employees. Compensation of Rampart investment professionals is reviewed primarily on an annual basis. Cash bonuses and adjustments in base salary are typically paid or put into effect at or shortly after the June 30 fiscal year-end of Rampart.

Rampart compensates its founding shareholders, including the identified portfolio managers, based primarily on the scale and complexity of their responsibilities. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. Rampart seeks to compensate all portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. This is reflected in the founding shareholders/identified portfolio managers’ salaries.

Salaries and profit participations are also influenced by the operating performance of Rampart. While the salaries of Rampart’s founding shareholders/identified portfolio managers are comparatively fixed, profit participations may fluctuate substantially from year to year, based on changes in financial performance.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Enhanced Equity Income Fund

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	November 15, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	November 15, 2007

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	November 15, 2007